Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Touchpoint Group Holdings, Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark B. White, President and Chief Executive Officer of the Company, and Martin Ward, Chief Financial Officer of the Company, certify to the best of my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 17, 2020	/s/ Mark B. White
Mark B. White
President and Chief Executive Officer (principal executive officer)

Date: August 17, 2020	/s/ Martin Ward
Martin Ward
Chief Financial Officer
(principal financial officer)